UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 13, 2006

Coleman Cable, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	333-124334	36-4410887
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
1530 Shields Drive, Waukegan, Illinois 60085
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (847) 672-2300
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement
     Coleman Cable, Inc. hereby furnishes the following information attached as Exhibit 99.1.
Item 8.01 — Other Events
     Coleman Cable, Inc. hereby furnishes the following information attached as Exhibit 99.1.
Item 9.01 — Financial Statements, Pro Forma Financial Information and Exhibits
(c) Exhibits

Exhibit
Number	Description
99.1	Information about the Company.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coleman Cable, Inc.

September 13, 2006	By:	/s/ Richard N. Burger
Richard N. Burger,
Chief Financial Officer, Executive Vice
President, Secretary and Treasurer

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